EXHIBIT 99.4

                         FOURTH LIMITED WAIVER AGREEMENT

This Fourth Limited Waiver Agreement (this "Agreement") dated as of November 6, 1997 is entered into between Mercury Finance Company, a Delaware corporation ("Mercury"), and the lender whose name appears on the signature pages hereof (the "Lender").

                              W I T N E S S E T H:

WHEREAS, the Lender or its predecessor in interest is a party to or beneficiary of one or more credit agreements, note agreements or other agreements, instruments or other documents with or executed by Mercury including those listed on Schedule 1 hereto pursuant to which Lender has extended credit to Mercury (collectively, the "Existing Agreements");

WHEREAS, Mercury is in default under various provisions of the Existing Agreements;

WHEREAS, in late January 1997, Mercury began experiencing a severe liquidity crisis and required immediate emergency financing to continue its operations;

WHEREAS, in February 1997, to meet such emergency financing needs, Mercury and certain of its subsidiaries (collectively, the "Borrowers") entered into a Loan and Security Agreement with BankAmerica Business Credit, Inc. ("BABC") dated as of February 7, 1997 (the "Bridge Loan Agreement") providing the Borrowers with a secured revolving loan facility in an aggregate principal amount not to exceed $50 million and having a maturity of March 10, 1997, with an option to extend (the "Bridge Loan");

WHEREAS, the Borrowers desired financing beyond March 10, 1997 to continue their operations and therefore extended the maturity date of the Bridge Loan to June 10, 1997 in accordance with the Second Amendment to Loan and Security Agreement dated March 12, 1997 (the "Second Amendment");

WHEREAS, the Borrowers required financing beyond June 10, 1997 to continue their operations and therefore BABC agreed to extend the maturity date of the Bridge Loan to January 6, 1998, in accordance with the terms set forth in the Third Amendment attached hereto as Exhibit A (the "Third Amendment");

WHEREAS, certain provisions of the Existing Agreements unless waived prohibit the Borrowers from granting liens on their assets to secure indebtedness for borrowed money and/or require that the Lender be granted an equal or ratable lien on such assets in the event such a lien is granted to another lender;

WHEREAS, in connection with the Bridge Loan, Mercury requested the Lender to waive such provisions of the Existing Agreements to permit the Borrowers to obtain the emergency financing they needed through March 10, 1997, and the Lender or its assignor granted such a waiver pursuant to a Limited Waiver Agreement dated as of February 7, 1997;
WHEREAS, in connection with the extension of the maturity date of the Bridge Loan from March 10, 1997 to June 10, 1997, Mercury requested the Lender to waive such provisions of the Existing Agreements to permit the Borrowers to obtain the financing they needed to continue their operations through June 10, 1997, and the Lender or its assignor granted such a waiver pursuant to a Second Limited Waiver Agreement dated as of March 10, 1997;

WHEREAS, in connection with the extension of the maturity date of the Bridge Loan from June 10, 1997 to January 6, 1998, Mercury requested the Lender to waive such provisions of the Existing Agreements to permit the Borrowers to obtain the financing they need to continue their operations, and the Lender or its assignor granted such waiver only to September 30, 1997 pursuant to a Third Limited Waiver Agreement dated July 11, 1997;

WHEREAS, the Lender is now willing to waive certain limited provisions of the Existing Agreements through January 6, 1998 to permit BABC to fund the Bridge Loan upon request of Mercury;

WHEREAS, the Lender and certain other holders of Funded Debt (as defined below) have entered into Forbearance Agreements dated July 11, 1997 and are executing a First Amendment to Forbearance Agreement of even date herewith (collectively, the "Amendment to Forbearance Agreements") pursuant to which an escrow for the benefit of holders of Funded Debt is being established to fund payment of certain amounts required to be paid to such holders of Funded Debt under the Amendment to Forbearance Agreements (the "Forbearance Escrow"); and

WHEREAS, the Lender desires to waive certain limited provisions of the Existing Agreements to permit Mercury to establish the Forbearance Escrow;

NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mercury and Lender agree as follows:

1. Treatment of Existing Indebtedness. Mercury has represented to the Lender that neither it nor its subsidiaries intend to repay, retire, make a distribution to or on account of, or make an interest payment on account of, any existing indebtedness for borrowed money, other than the Bridge Loan, including, but not limited to, indebtedness on account of commercial paper, note agreements, loan agreements, subordinated debt agreements or any of the indebtedness listed on Schedule 2 hereto (collectively, "Funded Debt"), except as contemplated in the Amendment to Forbearance Agreements or any agreements attached thereto, unless the Lender receives in connection with such payment or distribution, and subject to applicable subordination agreements, its pro rata portion of such payment or distribution on account of indebtedness owing to the Lender under the Existing Agreements.

2. Waiver. Solely in connection with the Bridge Loan in accordance with the terms and conditions of the Third Amendment, the Lender waives through 11:59(pm) central standard time on January 6, 1998 compliance with any of the provisions of the Existing Agreements that (a) prohibit or restrict the granting of security interests, liens or mortgages by any of the Borrowers to BABC (the "BABC Liens") to secure the Bridge Loan or (b) result in or require the creation of a security interest, lien or mortgage in favor of the Lender on any assets of the Borrowers as a result of the granting of the BABC Liens to secure the Bridge Loan; provided, that the waivers set forth in this Section 2 shall be effective on the conditions that (i) the aggregate principal amount of loans outstanding to the Borrowers under the Bridge Loan does not exceed $50 million at any time and (ii) the BABC Liens secure only the Bridge Loan and do not secure any other indebtedness for borrowed money including Funded Debt outstanding as of the date hereof or hereafter. The Lender waives compliance with any provisions of the Existing Agreements that (a) prohibit or restrict the creation or operation of the Forbearance Escrow and/or the entering into of the Amendment to Forbearance Agreement (b) result in or require the creation of an escrow, security interest, lien or mortgage in favor of the Lender on any assets of the Borrowers as a result of the creation or operation of the Forbearance Escrow and/or the entering into of the Amendment to Forbearance Agreement.

3. Effect on Existing Agreements; Reservation of Rights. In the event of any conflict between the terms hereof and the terms of any Existing Agreement or any instruments, documents or agreements executed in connection therewith with respect to the subject matter of this Agreement, the terms of this Agreement shall govern and control. Each of the Existing Agreements and such other related instruments, documents or agreements, and all obligations of Mercury and all rights and remedies of the Lender thereunder or under applicable law shall remain in full force and effect except to the extent expressly amended or waived in accordance with the terms hereof or the Amendment to Forbearance Agreement entered into between Mercury and the Lender. No defaults or events of default existing as of the date hereof under the Existing Agreements are being waived. The terms of this Agreement shall not be affected by the termination of the Forbearance Period (as defined in the Amendment to Forbearance Agreement).

4. Representations. The Lender represents that it has not assigned or transferred the indebtedness owing to it under the Existing Agreements or it has assigned or transferred such indebtedness subject to this Agreement and is duly authorized to enter into and perform this Agreement. Mercury represents to the Lender that it is duly authorized to enter into and perform this Agreement. Mercury further represents to the Lender that transactions contemplated by the Third Amendment will not result in or require the creation of a security interest, lien or mortgage in favor of any holder of commercial paper.

5. Entire Agreement. This Agreement constitutes the full and entire understanding of the parties hereto with respect to the subject matter hereof.

6. Severability. Wherever possible, each provision of this Agreement shall be interpreted in a manner as to be effective and valid under applicable law. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and the remaining provisions of this Agreement shall remain unaffected and in full force and effect.

7. Governing Law. This Agreement shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the internal laws of the State of Illinois.
8. Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon the successors and assigns of, each of the parties hereto.

9. Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one instrument.


                            *     *     *     *     *


IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.


MERCURY FINANCE COMPANY,
a Delaware corporation


By:
Name:
Title:





By:
Name:
Title:
Name of Lender:


                                    EXHIBIT A


                                FOURTH AMENDMENT


                                   SCHEDULE 2


See attached list of Funded Debt entitled "Mercury Finance Company Long Term Debt & Swaps December 31, 1996" (to the extent not listed below).

Senior Note Agreement dated as of May 1, 1992, as amended - $17,500,000 8.15% Senior Notes, due May 27, 1997.

Senior Note Agreement dated as of March 1, 1992, as amended - $15,000,000 7.67% Senior Notes, due March 6, 1997.

Senior Note Agreement dated as of July 1, 1993, as amended - $24,000,000 6.29% Senior Notes, due December 16, 1997.

Note Purchase Agreement dated as of March 1, 1993, as amended - $35,000,000 6.70% Senior Notes, due March 26, 1998.

Senior Note Agreement dated as of December 1, 1993, as amended - $76,000,000 6.16% Senior Notes, due December 15, 1998.

Senior Note Agreement dated as of June 29, 1995, as amended - $25,000,000 7.16% Senior Notes, Series A, due June 29, 1998 $30,000,000 7.33% Senior Notes, Series B, due June 29, 1999 $58,000,000 7.42% Senior Notes, Series C, due June 29, 2000 $30,000,000 7.50% Senior Notes, Series D, due June 29, 2001 and $17,000,000 7.59% Senior Notes, Series E, due June 29, 2002.

Senior Note Agreement dated as of April 5, 1996, as amended - $31,000,000 6.76% Senior Notes, Series A, due April 5, 1999 $15,000,000 6.94% Senior Notes, Series B, due April 5, 2000 $10,000,000 7.02% Senior Notes, Series C, due April 5, 2001 and $4,000,000 7.14% Senior Notes, Series D, due April 2, 2002.

Term Note dated March 22, 1996 in the principal amount of $20,000,000, payable to The Industrial Bank of Japan, Limited.

Term Note dated December 15, 1994 in the principal amount of $20,000,000, payable to The Long-Term Credit Bank of Japan, Ltd.

Bank of America Debt Agreements $50,000,000.

Loan Agreement dated as of October 30, 1991, as amended, in favor of Allomon Funding Corporation, as assigned to Mellon Bank, N.A.
Term Note dated as of March 22, 1996 in the original principal amount of $10,000,000.

Term Note dated as of December 15, 1994 in the original principal amount of $10,000,000.

Subordinated Debt Agreement/Notes

Bank One Midland Debt

All Commercial Paper issued by the Company including the attached List of Commercial Paper entitled "Mercury Finance Company - Schedule of Commercial Paper."

Commercial Paper Master Note dated as of December 6, 1993.

Any and all Letters of Credit